                                                                    Exhibit 23.3

                         INDEPENDENT AUDITOR'S CONSENT

We consent to the use in Gaiam, Inc.'s Form S-1 Registration Statement of our report, dated May 24, 2000, and which appears in the Prospectus, on the audit of Real Goods Trading Corporation's financial statements as of and for the year ended March 31, 2000. We also consent to the reference to our Firm under the heading "Experts" in the Prospectus.

                                        /s/ Moss Adams LLP

Santa Rosa, California
July 23, 2001